Item 12 (b).  Exhibits.

                                                                                                  SECTION 906 CERTIFICATION

                                                                            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                                                                                  AS ADOPTED PURSUANT TO
                                                                               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                                           USAA MUTUAL FUNDS TRUST

S&P 500 INDEX FUND, REWARD SHARES                                                 S&P 500 INDEX FUND, MEMBER SHARES
TOTAL RETURN STRATEGY FUND                                                             EXTENDED MARKET INDEX FUND
NASDAQ-100 INDEX FUND                                                                           TARGET RETIREMENT INCOME FUND
TARGET RETIREMENT 2020 FUND                                                              TARGET RETIREMENT 2030 FUND
TARGET RETIREMENT 2040 FUND                                                              TARGET RETIREMENT 2050 FUND
GLOBAL OPPORTUNITIES FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:  02/26/2010                            /s/ CHRISTOPHER W.CLAUS
           ---------------                           ------------------------------------------
                                                          Christopher W. Claus
                                                          President

                                                                                                       SECTION 906 CERTIFICATION

                                                                               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                                                                                       AS ADOPTED PURSUANT TO
                                                                                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                                           USAA MUTUAL FUNDS TRUST

S&P 500 INDEX FUND, REWARD SHARES                                                S&P 500 INDEX FUND, MEMBER SHARES
TOTAL RETURN STRATEGY FUND                                                             EXTENDED MARKET INDEX FUND
NASDAQ-100 INDEX FUND                                                                           TARGET RETIREMENT INCOME FUND
TARGET RETIREMENT 2020 FUND                                                              TARGET RETIREMENT 2030 FUND
TARGET RETIREMENT 2040 FUND                                                              TARGET RETIREMENT 2050 FUND
GLOBAL OPPORTUNITIES FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:  02/26/2010                             /s/ ROBERTO GALINDO, JR.
           ---------------                          -----------------------------------------
                                                          Roberto Galindo, Jr.
                                                          Treasurer